        [LOGO OF DOLBY LABORATORIES LICENSING CORPORATION APPEARS HERE]


                     DIGITAL AUDIO SYSTEM LICENSE AGREEMENT
                             PROFESSIONAL ENCODERS
AN AGREEMENT
------------
BY AND BETWEEN
--------------

Dolby Laboratories Licensing Corporation  and   Sonic Foundry
(hereinafter called "LICENSOR")                 (hereinafter called "LICENSEE")
of 100 Potrero Avenue                           of 100 South Baldwin Street,
San Francisco, CA 94103-4813                    Suite 204
                                                Madison, WI 53703


Facsimile telephone number of LICENSOR for transmission of quarterly royalty reports (Section 4.05): (415) 863-1373


LICENSOR's bank and account number for wire transfer of royalty payments (Section 4.05):
     Bank:            Wells Fargo Bank
     Address:         464 California Street, San Francisco, CA 94104 U.S.A.
     Account Name:    Dolby Laboratories Licensing Corporation
     Account Number:  4001-191451
     ABA Number:      121000248


Identification of bank with respect to whose prime rate interest is calculated on overdue royalties (Section 4.06): Wells Fargo Bank


Address of LICENSEE for communications not otherwise specified (Section 8.04):

SIGNATURES:
-----------
On behalf of LICENSOR                             On behalf of LICENSEE

Signature: /s/ Lily S. Cheung                     Signature: /s/ RIMANTAS P. BUINEVICIUS
          ---------------------------------                  ---------------------------

Name:     Lily S. Cheung                          Name:      RIMANTAS P. BUINEVICIUS
          ---------------------------------                  ---------------------------

Title:    Intellectual Property Manager           Title:     CEO
          ---------------------------------                  ---------------------------

Place:    San Francisco, California, U.S.A.       Place:     SONIC FOUNDRY, INC.
          ---------------------------------                  ---------------------------

Date:     July 28, 1997                           Date:      6/27/97
          ---------------------------------                  ---------------------------

Witnessed By:                                     Witnessed By:

/s/ Lara Thompson                                 /s/ Kenneth A. Minor
----------------------------                      -----------------------------

Effective Date of Agreement:  July 28, 1997          Initial Payment: $10,000

                    DIGITAL AUDIO SYSTEM LICENSE AGREEMENT
                             PROFESSIONAL ENCODERS



                                     INDEX
                                     -----

                                    Preamble

I.    DEFINITIONS

Section 1.01 - "LICENSOR"
Section 1.02 - "LICENSEE"
Section 1.03 - "Application"
Section 1.04 - "Patent"
Section 1.05 - "Related Application"
Section 1.06 - "Related Patent"
Section 1.07 - "Scheduled Patents"
Section 1.08 - "Dolby Digital AC-3 Audio System Specifications"
Section 1.09 - Section Deleted
Section 1.10 - "Licensed Device"
Section 1.11 - "Licensed Product"
Section 1.12 - "Patent Rights"
Section 1.13 - Section Deleted
Section 1.14 - "Sensitive Information"
Section 1.15 - "Non-Patent Country"
Section 1.16 - "LICENSEE's Trade Name and Trademarks"
Section 1.17 - Section Deleted
Section 1.18 - Section Deleted
Section 1.19 - The "Consumer Price Index"
Section 1.20 - The "Effective Date"

II.   LICENSES GRANTED

Section 2.01 - Licenses Granted to LICENSEE
Section 2.02 - Limitation of Licenses Granted

III.  OTHER OBLIGATIONS OF LICENSEE AND LICENSOR

Section 3.01 - Section Deleted
Section 3.02 - Section Deleted
Section 3.03 - Section Deleted
Section 3.04 - Patent Enforcement
Section 3.05 - Section Deleted
Section 3.06 - Patent Marking
Section 3.07 - Section Deleted
Section 3.08 - Section Deleted
Section 3.09 - License Notice
Section 3.10 - Section Deleted
Section 3.11 - Use of Sensitive Information

IV.    PAYMENTS

Section 4.01 - Initial Payment
Section 4.02 - Royalties
Section 4.03 - Manufacture of Licensed Products by Another Licensee
Section 4.04 - Royalty Applicability
Section 4.05 - Royalty Payments and Statements
Section 4.06 - Royalties in Non-Patent Country
Section 4.07 - Books and Records
Section 4.08 - Rights of Inspecting Books and Records

V.     ARTICLE DELETED


VI.    TERMINATION AND EFFECT OF TERMINATION

Section 6.01 - Expiration of Agreement
Section 6.02 - Termination for Cause
Section 6.03 - Option to Terminate in a Non-Patent Country
Section 6.04 - Effect of Termination

VII.   LIMITATIONS OF RIGHTS AND AUTHORITY

Section 7.01 - Limitation of Rights
Section 7.02 - Limitation of Authority
Section 7.03 - Disclaimer of Warranties and Liability; Hold Harmless
Section 7.04 - Limitation of Assignment by LICENSEE
Section 7.05 - Compliance with U.S. Export Control Regulations

VIII.  MISCELLANEOUS PROVISIONS

Section 8.01 - Language of Agreement; Language of Notices
Section 8.02 - Stability of Agreement
Section 8.03 - Public Announcements
Section 8.04 - Address of LICENSEE and LICENSOR for all Other Communications
Section 8.05 - Applicable Law
Section 8.06 - Choice of Forum; Attorneys' Fees
Section 8.07 - Construction of Agreement
Section 8.08 - Captions
Section 8.09 - Singular and Plural
Section 8.10 - Complete Agreement
Section 8.11 - Severability
Section 8.12 - Company Representation and Warranty
Section 8.13 - Execution

Appendix A - Scheduled Patents
Appendix B - Dolby Digital AC-3 Audio System
Appendix C - Preliminary Specifications for Dolby Digital AC-3 Encoders Appendix D - Deleted
Appendix E - Royalty Schedule

                    DIGITAL AUDIO SYSTEM LICENSE AGREEMENT


     WHEREAS, LICENSOR is engaged in the field of audio signal processing systems and has developed signal processing systems useful for audio tape recording and playback and for other applications; and

     WHEREAS, LICENSOR has developed the model Dolby Digital AC-3 audio system which uses a new technique for encoding and decoding of audio frequency data in digital form with a substantially reduced bit-rate while maintaining a high quality decoded audio signal;

     WHEREAS, LICENSOR's model Dolby Digital AC-3 audio system and its manufacture embody inventive subject matter which are the subject of international patents and patent applications owned or licensable by LICENSOR,

     WHEREAS, LICENSOR represents and warrants that it has rights to grant licenses under such patents and patent applications;

     WHEREAS, LICENSEE is engaged in the manufacture of equipment for the encoding of entertainment source material into a variety of digitally compressed formats;

     WHEREAS, LICENSEE desires a non-exclusive license to manufacture and sell professional encoding equipment using LICENSOR's model Dolby Digital AC-3 audio system under LICENSOR's patents and patent applications; and

     WHEREAS, LICENSOR is willing to grant such a license under the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, it is agreed by and between LICENSOR and LICENSEE as follows:

                                   ARTICLE I

                                  DEFINITIONS


     Section 1.01 - "LICENSOR" means Dolby Laboratories Licensing Corporation, a
     -------------------------
corporation of the State of New York, having a place of business as indicated on the title page of this Agreement, and its successors and assigns.

     Section 1.02 - "LICENSEE" means the corporation identified on the title
     -------------------------
page of this Agreement and any subsidiary thereof of whose ordinary voting shares more than 50% are controlled directly or indirectly by such corporation, but only so long as such control exists.

     Section 1.03 - "Application" means an application for the protection of an
     ----------------------------
invention or an industrial design; references to an "Application" shall be construed as references to applications for patents for inventions, inventors' certificates, utility certificates, utility models, patents or certificates of addition, inventors' certificates of addition, utility certificates of addition, design patents, and industrial design registrations.

     Section 1.04.- "Patent" means patents for inventions, inventors'
     -----------------------
certificates, utility certificates, utility models, patents or certificates of addition, inventors' certificates of addition, utility certificates of addition, design patents, and industrial design registrations.

     Section 1.05 "Related Application" means an Application, whether
     ----------------------------------
international or in the same or another country or region, which

     (1) is substantially the same as (e.g., it does not include any new matter in the sense of the United States Patent Law) an Application or Patent listed in Appendix A, entitled "Scheduled Patents and Applications," which is attached hereto and forms an integral part of this Agreement (for example, without limiting the foregoing; a continuation Application, a corresponding Application, an Application to reissue, or a re-filed Application), or

     (2) is substantially only a portion of (e.g., it contains less than an Application or Patent listed in Appendix A and, it does not include any new matter in the sense of the United States Patent Law) an Application or Patent listed in Appendix A (for example, a divisional Application, or a corresponding or refiled Application in the nature of a divisional Application).

     Section 1.06 - "Related Patent" means:
     --------------------------------------

     (1)  a Patent granted on an Application listed in Appendix A,
     (2)  a Patent granted on a Related Application,
     (3)  a reissue of a Patent of Sections 1.06(1) or 1.06(2), and
     (4) a reexamination certificate of a Patent of Sections 1.06 (1), 1.06(2), or 1.06(3).

     Section 1.07 - "Scheduled Patents" means the Applications and Patents
     ----------------------------------
listed in Appendix A together with Related Applications and Related Patents.

     Applications and Patents which contain not only common subject matter but also additional subject matter going beyond the disclosure of Applications and Patents of this Section (for example, without limiting the foregoing, a continuation-in-part Application, or a corresponding or re-filed Application in the nature of a continuation-in-part Application) shall be deemed to be Scheduled Patents only with respect to that portion of their subject matter common to the Applications and Patents of this Section.

     Section 1.08 - "Dolby Digital AC-3 Audio System Specifications" means the
     ---------------------------------------------------------------
specifications for the Dolby Digital AC-3 audio system, comprising the claims and teachings of the Scheduled Patents, the Dolby Digital AC-3 audio system operating parameters as specified in Appendix B entitled "Dolby Digital AC-3 Audio System," and the "Preliminary Specifications for Dolby Digital AC-3 Encoders" as specified in Appendix C. Appendices B and C are attached hereto and form an integral part of this Agreement.

     Section 1.09 - Section Deleted
     ------------------------------

     Section 1.10 - "Licensed Device" means a digital audio circuit having Dolby
     --------------------------------
Digital AC-3 Audio System Specifications, whether made in discrete component, integrated circuit, or other forms, for encoding one audio channel into a digital AC-3 bitstream. A circuit counts as one "Licensed Device" for each input audio channel it can simultaneously encode.

     Section 1.11 - "Licensed Product" means a complete ready-to-use electronic
     ---------------------------------
professional encoder product which:

     (1)  contains one or more Licensed Devices;

     (2) is sold in conjunction with, or as an encoder product package that has both video and audio encoding capabilities, the video component of which is manufactured by LICENSEE; and

     (3) is intended to encode one or more audio channels from digital or analog sources into an AC-3 bitstream;

     (4) may have a built in "confidence" audio decoder for checking the encoded bitstream. Such confidence decoder may not include Dolby Pro Logic decoding capability, a noise sequencer, any bass management or level trims. It may not be sold as a stand-alone unit.

     A Licensed Product is not a semiconductor chip, a partially assembled product, a product in kit form, or a knocked-down or semi-knocked-down product.

     Section 1.12 "Patent Rights" means:
     -----------------------------------

     (1)  the Scheduled Patents; and

     (2) such Patents and Applications directed to Licensed Products that LICENSOR may own or gain rights to license during the term of this Agreement and which LICENSOR may agree to include in the Patent Rights without payment of additional compensation by LICENSEE.

     The Patent Rights do not include such other Applications and Patents as LICENSOR does not agree to include in the Patent Rights without payment of additional compensation by LICENSEE.

     Section 1.13 - Section Deleted
     ------------------------------

     Section 1.14 - "Sensitive Information" means non-technical proprietary
     --------------------------------------
information of LICENSOR or L1CENSEE, including, without limiting the foregoing, marketing information, product plans, business plans, royalty, and sales information.

     Section 1.15 - "Non-Patent Country" means a country in which there do not
     -----------------------------------
exist, with respect to a Licensed Product, any Scheduled Patents including any pending Application or unexpired Patent, which, but for the licenses herein granted, are (or in the case of an Application, would be if it were an issued Patent) infringed by the manufacture, and/or use, lease or sale of such Licensed Product.

     Section 1.16 - "LICENSEE's Trade Name and Trademarks" means any trade name
     -----------------------------------------------------
or trademark used and owned by LICENSEE.

     Section 1.17 - Section Deleted
     ------------------------------

     Section 1.18 - Section Deleted
     ------------------------------

     Section 1.19 - The "Consumer Price Index" means the U.S. City Average Index
     -----------------------------------------
(base of 1982-1984=100) of the Consumer Price Index for All Urban Consumers as published by the Department of Labor, Bureau of Labor Statistics of the United States Government. In the event that said Index ceases to be published under its present name or form or ceases to be published by the same government entity, reference shall be made to the most similar index then available.

     Section 1.20 - The "Effective Date" of this Agreement is the date of
     -----------------------------------
execution hereof by the last party to execute the Agreement, or, if this Agreement requires validation by any governmental or quasi-governmental body, the "Effective Date" is the date of validation of this Agreement.


                                  ARTICLE II

                               LICENSES GRANTED
                               ----------------


     Section 2.01 - Licenses Granted to LICENSEE
     -------------------------------------------

     LICENSOR hereby grants to LICENSEE:

     a personal, non-transferable, indivisible, and non-exclusive license throughout the world under the Patent Rights, subject to the conditions set forth and LICENSEE's performance of its obligations, including paying royalties due, to make Licensed Products, and to use, lease and sell the same.

     Section 2.02 - Limitation of Licenses Granted
     ---------------------------------------------

     Notwithstanding the license granted under Section 2.01:

     (1) no license is granted to lease, sell, transfer, or otherwise dispose of any part of a Licensed Product, including, without limiting the foregoing, a semiconductor chip specially adapted for use in a Licensed Product, which part
(a) is a material part of an invention which is the subject of a Scheduled Patent and which part is not a staple article or commodity of commerce suitable for substantial noninfringing use or (b) is not a spare part solely for the repair of a Licensed Product manufactured by Licensee under this Agreement;

     (2) no license is granted under this Agreement to lease, sell, transfer, or otherwise dispose of any partially assembled products, products in kit form, and knocked-down or semi-knocked-down products;

     (3) no license is granted under this Agreement to copy any of LICENSOR's own hardware designs or any of LICENSOR's proprietary software;

     (4) no license is granted under this Agreement with respect to LICENSOR's A-type, B-type, C-type, SR or S-type noise reduction systems;

     (5) no license is granted under this Agreement with respect to LICENSOR's Consumer Surround Decoder Systems;

     (6) no license is granted under this Agreement to use any Licensed Trademark in connection with offering for sale or in advertising and/or informational material relating to any Licensed Product;

     (7) no right is granted with respect to LICENSOR's trade name "Dolby Laboratories" except with respect to the use of said tradename on and in connection with Licensed Products in the License Notice required by Section 3.09; and

     (8)  no right to grant sublicenses is granted under this Agreement.


                                  ARTICLE III

                OTHER OBLIGATIONS OF THE LICENSOR AND LICENSEE
                ----------------------------------------------


     Section 3.01 - Section Deleted
     ------------------------------

     Section 3.02 - Section Deleted
     ------------------------------

     Section 3.03 - Section Deleted
     ------------------------------

     Section 3.04 - Patent Enforcement
     ---------------------------------

     LICENSEE shall immediately inform LICENSOR of all Infringements, potential or actual, which may come to its attention, of the Patent Rights. It shall be the exclusive responsibility of LICENSOR, at its own expense, to terminate, compromise, or otherwise act at its discretion with respect to such infringements. LICENSEE agrees to cooperate with LICENSOR by furnishing, without charge, except out-of-pocket expenses, such evidence, documents and testimony as may be required therein.

     Section 3.05 - Section Deleted
     ------------------------------

     Section 3.06 - Patent Marking
     ------------------------------

     LICENSEE shall mark each Licensed Product in the form, manner and location specified by LICENSOR, with one or more patent numbers of Patents in such countries under which a license is granted under this Agreement.

     Section 3.07 - Section Deleted
     ------------------------------

     Section 3.08 - Section Deleted
     ------------------------------

     Section 3.09 - License Notice
     -----------------------------

     On all Licensed Products, LICENSEE shall acknowledge that the Licensed Products are manufactured under license from LICENSOR. The following notice shall be used by LICENSEE on an exposed surface, such as the back or the bottom, of all Licensed Products:
"Dolby Digital AC-3 audio system manufactured under license from Dolby Laboratories". Such notice shall also be used in all instruction and servicing manuals unless such acknowledgment is clearly and unambiguously given in the course of any textual descriptions or explanations.

     Section 3.10 - Section Deleted
     ------------------------------

     Section 3.11 - Use of Sensitive Information
     -------------------------------------------

          3.11(1) - By LICENSEE
          ---------------------

          LICENSEE shall use all Sensitive Information obtained heretofore or hereafter from LICENSOR solely for the purpose of manufacturing and selling Licensed Products under this Agreement, shall not use such Sensitive Information in an unauthorized way, and shall not divulge such Sensitive Information or any portion thereof to third parties, unless such Sensitive Information (a) was known to LICENSEE prior to its obtaining the same from LICENSOR; (b) becomes known to LICENSEE from sources other than either directly or indirectly from LICENSOR; or (c) becomes public knowledge other than by breach of this Agreement by LICENSEE or by another licensee of LICENSOR. The obligations of this subsection 3.11(1) shall cease six (6) years from the date on which such Sensitive Information are acquired by LICENSEE from LICENSOR under this Agreement.

          3.11(2) - By LICENSOR
          ---------------------

          Except as provided by Article IV of this Agreement, LICENSEE is not obligated to disclose to LICENSOR any information that it deems proprietary or sensitive. Except as provided by Article IV of this Agreement, LICENSOR has no obligation to treat in confidence, nor to restrict, in any way, the use, reproduction, or publication of information obtained from LICENSEE.


                                  ARTICLE IV

                                   PAYMENTS
                                   --------

     Section 4.01 - Initial Payment
     ------------------------------

     LICENSEE shall promptly upon the Effective Date of this Agreement pay LICENSOR the sum specified on the title page and shall pay all local fees, taxes, duties, or charges of any kind and shall not deduct them from the payment due.

     Section 4.02 -  Royalties
     -------------------------

     Subject to the provisions of Section 4.05, LICENSEE shall pay to LICENSOR royalties on Licensed Devices manufactured by or for LICENSEE and incorporated in Licensed Products which are used, sold, leased, or otherwise disposed of by LICENSEE, except for Licensed Devices incorporated in Licensed Products returned to LICENSEE by customers of LICENSEE, other than in exchange for an upgraded product, on which a credit has been allowed by LICENSEE to said customers. The royalty payable shall be based on the number of Licensed Devices, hereinbefore defined, contained in Licensed Products, which are used, sold, leased or otherwise disposed of by LICENSEE in successive calendar quarters from the effective date hereof, based on the schedule given in Appendix E of this Agreement.

     On the Effective Date of this Agreement, and annually thereafter on first day of each calendar year, the rate at which the royalties are calculated shall be adjusted in accordance with the Consumer Price Index. The adjustment shall be made by multiplying the royalties calculated as specified above by the ratio between the Consumer Price Index for the last month of the year preceding the year in which the adjustment takes place and the Consumer Price Index for the month of December 1993. LICENSOR will, during the first quarter of each calendar year, or as soon as such information is known, if later, inform LICENSEE of the adjustment ratio to be applied to royalties due in that year. The first adjustment to royalty rates shall be made in the quarter commencing January 1, 1995.

     Section 4.03 -  Manufacture of Licensed Products by Another Licensee.
     ---------------------------------------------------------------------

     If L1CENSEE purchases Licensed Products from or has Licensed Products made for it by another party holding a Licensed Product license then LICENSEE shall have no royalty obligation under this Agreement, but all other rights and obligations of LICENSEE under this Agreement shall be fully effective.

     Section 4.04 -  Royalty Applicability
     -------------------------------------

     A Licensed Product shall be considered sold under Section 4.02 when invoiced, or if not invoiced, delivered to another by LICENSEE or otherwise disposed of or put into use by LICENSEE, except for consignment shipments, which will be considered sold when the payment for such shipments is agreed upon between LICENSEE and customer.

     Section 4.05 - Royalty Payments and Statements
     ----------------------------------------------

     Unless Licensed Products are manufactured for LICENSEE under the provisions of Section 4.03 of this Agreement, LICENSEE shall render statements and royalty payments as follows:

     (1) LICENSEE shall deliver to the address shown on the cover sheet of this Agreement or such place as LICENSOR may from time to time designate, quarterly reports certified by LICENSEE's chief financial officer or the officer's designate within 30 days after each calendar quarter ending with the last day of March, June, September and December. Alternatively, such reports may be delivered by facsimile by transmitting them to LICENSOR's facsimile telephone number shown on the cover sheet of this Agreement or such other number as LICENSOR may from time to time designate. Royalty payments are due for each quarter at the same time as each quarterly report and shall be made by wire transfer in United States funds to LICENSOR's bank as identified on the cover sheet of this Agreement or such other bank as LICENSOR may from time to time designate. LICENSEE shall pay all local fees, taxes, duties, or charges of any kind and shall not deduct them from the royalties due unless such deductions may be offset against LICENSOR's own tax liabilities.

     Each quarterly report shall:

     (a) state the number of each model type of Licensed Products leased, sold, or otherwise disposed of by LICENSEE during the calendar quarter with respect to which the report is due;

     (b) state the number of Licensed Devices in each model type of Licensed Product; and

     (c) contain such other information and be in such form as LICENSOR or its outside auditors may prescribe. If LICENSEE claims less than full product royalty (under Section 4.06) or no royalty due (under Section 6.03), LICENSEE shall specify the country in which such Licensed Products were made, the country in which such Licensed Products were sold, and the identity of the purchasers of such Licensed Products.

     (2) Any remittance in excess of royalties due with respect to the calendar quarter for which the report is due shall be applied by LICENSOR to the next payment due.

     (3) LICENSEE's first report shall be for the calendar quarter in which LICENSEE sells its first Licensed Product.

     (4) LICENSEE shall deliver a final report and payment of royalties to LICENSOR certified by LICENSEE's chief financial officer or the officer's designate within 30 days after termination of this Agreement throughout the world. Such a final report shall include a report of all royalties due with respect to Licensed Products not previously reported to LICENSOR. Such final report shall be supplemented at the end of the next and subsequent quarters, in the same manner as provided for during the Life of the Agreement, in the event that LICENSEE learns of any additional royalties due.

     (5) LICENSEE shall pay interest to LICENSOR from the due date to the date payment is made of any overdue royalties or fees, including the Initial Payment, at the rate of 2% above the prime rate as is in effect from time to time at the bank identified on the cover page of this Agreement, or another major bank agreed to by the LICENSOR and LICENSEE in the event that the identified bank should cease to exist, provided however, that if the interest rate thus determined is in excess of rates allowable by any applicable law, the maximum interest rate allowable by such law shall apply.

     Section 4.06 - Royalties in Non-Patent Country
     ----------------------------------------------

     If a Licensed Product is manufactured in a Non-Patent Country and used, sold, leased or otherwise disposed of in a Non-Patent Country, be it the same or a different Non-Patent Country, no royalties for the manufacture, use, sale, lease or other disposal of the Licensed Products in such Non-Patent Country or Countries shall be payable. This provision shall not apply and full royalties shall be payable under Section 4.02:

     (1) when Licensed Products are manufactured in any country which is not a Non-Patent Country or are used, sold, leased or otherwise disposed of in any country which is not a Non-Patent Country, be it the same country as the country of manufacture or a different country; or

     (2) when LICENSEE knows or has reason to know that the Licensed Products manufactured in a Non-Patent Country and used, sold, leased or otherwise disposed of in a Non-Patent Country are destined for use or for sale, lease or other disposal in a country which is not a Non-Patent Country and LICENSOR deems such sale to be for the purpose of defeating the royalty provisions of this agreement.

     Section 4.07 - Books and Records
     --------------------------------

     LICENSEE shall keep complete books and records of all sales, leases, uses, returns, or other disposals by LICENSEE of Licensed Products.

     Section 4.08 - Rights of Inspecting Books and Records
     -----------------------------------------------------

     LICENSOR shall have the right, through a professionally registered accountant at LICENSOR's expense, to inspect, examine and make abstracts of the said books and records insofar as may be necessary to verify the accuracy of the same and of the statements provided for herein but such inspection and examination shall be made during business hours upon reasonable notice and not more often than once per calendar year. LICENSOR agrees not to divulge to third parties any Sensitive Information obtained from the books and records of LICENSEE as a result of such inspection unless such information (a) was known to LICENSOR prior to its acquisition by LICENSOR as a result of such inspection;
(b) becomes known to LICENSOR from sources other than directly or indirectly from LICENSEE; or (c) becomes a matter of public knowledge other than by breach of this Agreement by LICENSOR.


                                   ARTICLE V

                                ARTICLE DELETED
                                ---------------



                                  ARTICLE VI

                     TERMINATION AND EFFECT OF TERMINATION
                     -------------------------------------



     Section 6.01 - Expiration of Agreement
     --------------------------------------

     Unless this Agreement already has been terminated in accordance with the provisions of Section 6.02, this Agreement shall terminate five years from the Effective Date and thereafter is renewable at LICENSEE's request at same terms and conditions as in this Agreement, except that the royalty rates shall be the same as LICENSOR offers to third parties at the time of renewal.

     Section 6.02 - Termination for Cause
     ------------------------------------

     At the option of LICENSOR, in the event that LICENSEE breaches any of its material obligations under this Agreement, subject to the conditions of Section 6.04, this Agreement shall terminate upon LICENSOR's giving sixty (60) days advance notice in writing, effective on dispatch of such notice, of such termination, giving reasons therefor to LICENSEE, provided however, that, if LICENSEE, within the sixty (60) day period, remedies the failure or default upon which such notice is based, then such notice shall not become effective and this Agreement shall continue in full force and effect. Notwithstanding the sixty day cure period provided under the provisions of this Section 6.02, interest due under Section 4.05 shall remain payable and shall not waive, diminish, or otherwise affect any of LICENSOR's rights pursuant to this Section 6.02.

     Section 6.03 - Option to Terminate in a Non-Patent Country
     ----------------------------------------------------------

     Subject to the provisions of Section 6.04, unless this Agreement already has been terminated in accordance with the provisions of Section 6.01 or Section 6.02, LICENSEE shall have the option to terminate its license under this Agreement with respect to a Non-Patent Country at any time after three years from the Effective Date of this Agreement. Said option to terminate with respect to such country shall be effective when LICENSOR receives LICENSEE's written notice of its exercise of such option and shall be prospective only and not retroactive.

     Section 6.04 - Effect of Termination
     ------------------------------------

     Upon termination of the Agreement, as provided in Sections 6.01 or 6.02, or upon termination of the license under this Agreement with respect to a Non-Patent Country in accordance with the option set forth in Section 6.03, with respect to such country only, all licenses granted by LICENSOR to LICENSEE under this Agreement shall terminate, all rights LICENSOR granted to LICENSEE shall revest in LICENSOR, and all other rights and obligations of LICENSOR and LICENSEE under this agreement shall terminate except that the following rights and obligations of LICENSOR and LICENSEE shall survive to the extent necessary to permit their complete fulfillment and discharge, with the exception that subsection (9) shall not apply in case of termination under Section 6.01:

     (1) LICENSEE's obligation to deliver a final royalty report and supplements thereto as required by Section 4.05;

     (2) LICENSOR's right to receive and LICENSEE's obligation to pay royalties, under Article IV, including interest on overdue royalties, accrued or accruable for payment at the time of termination and interest on overdue royalties accruing subsequent to termination;

     (3) LICENSEE's obligation to maintain books and records and LICENSOR's right to examine, audit, and copy as provided in Section 4.07;

     (4) any cause of action or claim of LICENSOR accrued or to accrue because of any breach or default by LICENSEE;

     (5)  LICENSEE's obligations with respect to Sensitive Information under
Section 3.11(1) and LICENSOR's obligations with respect to Sensitive Information under Section 4.08;

     (6) LICENSEE's obligations to cooperate with LICENSOR with respect to Patent enforcement under Section 3.04, with respect to matters arising before termination;

     (7) LICENSEE's obligation to return to LICENSOR all documents and things furnished to LICENSEE, and copies thereof, under the provisions of Section 3.11;

     (8) LICENSEE's and LICENSOR's obligations regarding public announcements under Section 8.03; and

     (9) LICENSEE shall be entitled to fill orders for Licensed Products already received and to make and sell Licensed Products for which commitments to vendors have been made at the time of such termination, subject to payment of applicable royalties thereon and subject to said Licensed Products meeting LICENSOR's quality standards, provided that LICENSEE promptly advises LICENSOR of such commitments upon termination.

     The portions of the Agreement specifically identified in the sub-parts of this Section shall be construed and interpreted in connection with such other portions of the Agreement as may be required to make them effective.


                                  ARTICLE VII

                      LIMITATIONS OF RIGHTS AND AUTHORITY
                      -----------------------------------


     Section 7.01 - Limitation of Rights
     -----------------------------------

     No right or title whatsoever in the Patent Rights, Know-How, Licensed Copyrighted Works, or the Licensed Trademarks is granted by LICENSOR to LICENSEE or shall be taken or assumed by LICENSEE except as is specifically laid down in this Agreement.

     Section 7.02 - Limitation of Authority
     --------------------------------------

     Neither party shall in any respect whatsoever be taken to be the agent or representative of the other party and neither party shall have any authority to assume any obligation for or to commit the other party in any way.

     Section 7.03 - Disclaimer of Warranties and Liability; Hold Harmless
     --------------------------------------------------------------------

     LICENSOR has provided LICENSEE the rights and privileges contained in this Agreement in good faith. However, nothing contained in this Agreement shall be construed as (1) a warranty or representation by LICENSOR as to the validity or scope of any Patent included in the Patent Rights, (2) a warranty or representation that the Dolby Digital AC-3 audio system technology, Patent Rights, or any

Licensed Device, Licensed Product, or part thereof embodying any of them will be free from infringement of Patents, copyrights, trademarks, service marks, or other proprietary rights of third parties; or (3) an agreement to defend LICENSEE against actions or suits of any nature brought by any third parties.

     LICENSOR disclaims all liability and responsibility for property damage, personal injury, and consequential damages, whether or not foreseeable, that may result from the manufacture, use, lease, or sale of Licensed Devices, Licensed Products and parts thereof, and LICENSEE agrees to assume all liability and responsibility for all such damage and injury.

     LICENSEE agrees to indemnify, defend, and hold LICENSOR harmless from and against all claims (including without limitation, product, liability claims), suits, losses and damages, including reasonable attorneys' fees and any other expenses incurred in investigation and defense, arising out of LICENSEE's manufacture, use, lease, or sale of Licensed Devices, Licensed Products, or parts thereof, or out of any allegedly unauthorized use of any trademark, service mark, Patent, copyright, process, idea, method, or device (excepting the Licensed Patent Rights) by LICENSEE or those acting under its apparent or actual authority.

     Section 7.04 - Limitation of Assignment by LICENSEE
     ---------------------------------------------------

     The rights, duties and privileges of LICENSEE hereunder shall not be transferred or assigned by it either in part or in whole without prior written consent of LICENSOR. However, LICENSEE shall have the right to transfer its rights, duties and privileges under this Agreement in connection with its merger and consolidation with another firm or the sale of its entire business to another person or firm, provided that such person or firm shall first have agreed with LICENSOR to perform the transferring party's obligations and duties hereunder.

     Section 7.05 - Compliance with U.S. Export Control Regulations
     --------------------------------------------------------------

     (1) LICENSEE agrees not to export any technical data acquired from LICENSOR under this Agreement, nor the direct product thereof, either directly or indirectly, to any country in contravention of United States law.

     (2) Nothing in this Agreement shall be construed as requiring LICENSOR to export from the United States, directly or indirectly, any technical data or any commodities to any country in contravention of United States law.

                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     Section 8.01 - Language of Agreement; Language of Notices
     ---------------------------------------------------------

     The language of this Agreement is English. If translated into another language, this English version of the Agreement shall be controlling. Except as may be agreed by LICENSOR and LICENSEE, all notices, reports, consents, and approvals required or permitted to be given hereunder shall be written in the English language.

     Section 8.02 - Stability of Agreement
     -------------------------------------

     No provision of this Agreement shall be deemed modified by any acts of LICENSOR, its agents or employees or by failure to object to any acts of LICENSEE which may be inconsistent herewith, or otherwise, except by a subsequent agreement in writing signed by LICENSOR and LICENSEE. No waiver of a breach committed by either party in one instance shall constitute a waiver or a license to commit or continue breaches in other or like instances.

     Section 8.03 - Public Announcements
     -----------------------------------

     Neither party shall at any time heretofore or hereafter publicly state or imply that the terms specified herein or the relationships between LICENSOR and LICENSEE are in any way different from those specifically laid down in this Agreement. LICENSEE shall not at any time publicly state or imply that any unlicensed products use the Dolby Digital AC-3 Audio System Specifications. If requested by one party, the other party shall promptly supply the first party with copies of all public statements and of all publicity and promotional material relating to this Agreement, the Dolby Digital AC-3 Audio System Specifications, and Licensed Products.

     Section 8.04 - Address of LICENSOR and LICENSEE for all Other
     -------------------------------------------------------------
Communications
--------------

     Except as otherwise specified in this Agreement, all notices, reports, consents, and approvals required or permitted to be given hereunder shall be in writing, signed by an officer of LICENSEE or LICENSOR, respectively, and sent postage or shipping charges prepaid by certified or registered mail, return receipt requested showing to whom, when and where delivered, or by Express mail, or by a secure overnight or one-day delivery service that provides proof and date of delivery, or by facsimile, properly addressed or transmitted to LICENSEE or LICENSOR, respectively, at the address or facsimile number set forth on the cover page of this Agreement or to such other address or facsimile number as may from time to time be designated by either party to the other in writing. Wire payments from LICENSEE to LICENSOR shall be made to the bank and account of LICENSOR as set forth on the cover page of this agreement or to such other bank and account as LICENSOR may from time to time designate in writing to LICENSEE.

     Section 8.05 - Applicable Law
     -----------------------------

     This Agreement shall be construed in accordance with the substantive laws, but not the choice of law rules, of the State of California.

     Section 8.06 - Choice of Forum: Attorneys' Fees
     -----------------------------------------------

     To the full extent permitted by law, LICENSOR and LICENSEE agree that their choice of forum, in the event that any dispute arising under this agreement is not resolved by mutual agreement, shall be the United States Courts in the State of California and the State Courts of the State of California.

     In the event that any action is brought for any breach or default of any of the terms of this Agreement, or otherwise in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all costs and expenses incurred in that action or any appeal therefrom, including without limitation, all attorneys' fees and costs actually incurred.

     Section 8.07 - Construction of Agreement
     ----------------------------------------

     This Agreement shall not be construed for or against any party based on any rule of construction concerning who prepared the Agreement or otherwise.

     Section 8.08 - Captions
     -----------------------

     Titles and captions in this Agreement are for convenient reference only and shall not be considered in construing the intent, meaning, or scope of the Agreement or any portion thereof.

     Section 8.09 - Singular and Plural
     ----------------------------------

     Throughout this Agreement, words in the singular shall be construed as including the plural and words in the plural shall be construed as including the singular.

     Section 8.10 - Complete Agreement
     ---------------------------------

     This Agreement contains the entire agreement and understanding between LICENSOR and LICENSEE and merges all prior or contemporaneous oral or written communication between them. Neither L1CENSOR nor LICENSEE now is, or shall hereafter be, in any way bound by any prior, contemporaneous or subsequent oral or written communication except insofar as the same is expressly set forth in this Agreement or in a subsequent written agreement duly executed by both LICENSOR and LICENSEE.

     Section 8.11 - Severability
     ---------------------------

     Should any portion of this Agreement be declared null and void by operation of law, or otherwise, the remainder of this Agreement shall remain in full force and effect.

     Section 8.12 - Company Representation and Warranty
     --------------------------------------------------

     LICENSEE represents and warrants to LICENSOR that it is not a party to any agreement, and is not subject to any statutory or other obligation or restriction, which might prevent or restrict it from performing all of its obligations and undertakings under this License Agreement, and that the execution and delivery of this Agreement and the performance by LICENSEE of its obligations hereunder have been authorized by all necessary action, corporate or otherwise.

     Section 8.13 - Execution
     ------------------------

     IN WITNESS WHEREOF, the said LICENSOR has caused this Agreement to be executed on the cover page of this Agreement, in the presence of a witness, by an officer duly authorized and the said LICENSEE has caused the same to be executed on the cover page of this Agreement, in the presence of a witness by an officer duly authorized, in duplicate original copies, as of the date set forth on said cover page.

                        APPENDIX A - SCHEDULED PATENTS


     The Scheduled Patents shall mean the following patents and patent applications:

                                    PATENTS
                                    -------

          Country                              Patent Number
          -------                              -------------
          Australia                                631,404
          Australia                                644,170
          Australia                                649,786
          Australia                                653,582
          Australia                                655,053
          Australia                                655,535
          Austria                                0 524 264
          Belgium                                0 208 712
          Belgium                                0 481 374
          Belgium                                0 524 264
          Canada                                 1,239,701
          Canada                                 1,301,337
          Canada                                 2,026,213
          Denmark                                0 208 712
          Denmark                                0 481 374
          Denmark                                0 524 264
          France                                 0 208 712
          France                                 0 455 738
          France                                 0 481 374
          France                                 0 524 264
          Germany                                690 060 11.4
          Germany                                691 078 41.6
          Greece                                 0 524 264
          Italy                                  0 208 712
          Italy                                  0 524 264
          Netherlands                            0 455 738
          Netherlands                            0 524 264
          Spain                                  0 524 264
          Sweden                                 0 524 264
          Switzerland                            0 524 264
          Taiwan                                    52,047
          Taiwan                                    53,726
          Taiwan                                    56,006
          Taiwan                                    60,430
          United Kingdom                         0 208 712
          United Kingdom                         0 455 738
          United Kingdom                         0 524 264
          United States of America               4,790,016
          United States of America               4,914,701
          United States of America               5,109,417
          United States of America               5,235,671
          United States of America               5,274,740
          United States of America               5,291,557
          United States of America               5,297,236
          United States of America               5,357,594
          United States of America               5,394,473
          United States of America               5,463,424
          United States of America               5,479,562

                              PATENT APPLICATIONS
                              -------------------

          Country                            Application Number
          -------                            ------------------
          Australia                          53266/94
          Australia                          73357/94
          Australia                          73621/94
          Australia                          73642/94
          Australia                          75531/94
          Australia                          76765/94
          Australia                          11305/95
          Austria                            92 904 177.0
          Belgium                            92 904 177.0
          Canada                             2,053,064-2
          Canada                             2,059,141
          Canada                             2,077,662
          Canada                             2,077,668
          Canada                             2,103,051
          Canada                             2,140,678
          Canada                             2,142,092
          Canada                             2,164,964
          Canada                             2,165,450
          Canada                             2,166,551
          Canada                             2,167,523
          Canada                             2,167,527
          China                              91 102 167.1
          Denmark                            92 904 177.0
          Europe                             92 903 819.8
          Europe                             94 107 838.8
          Europe                             93 108 874.4
          Europe                             92 912 812.2
          Europe                             93 923 341.7
          Europe                             94 922 554.4
          Europe                             94 925 719.0
          Europe                             94 927 268.6
          Europe                             94 922 585.8
          Europe                             94 923 506.3
          France                             92 904 177.0
          Germany                            92 904 177.0
          Italy                              92 904 177.0
          Japan                              2-503825
          Japan                              3-508357
          Japan                              4-504474
          Japan                              4-503836
          Japan                              5-500680
          Japan                              6-510170
          Japan                              7-504717
          Japan                              7-506055
          Japan                              7-508213
          Japan                              7-504753
          Japan                              7-504747

                        PATENT APPLICATIONS (continued)
                        -------------------------------

          Country                        Application Number
          -------                        ------------------
          Korea                          90-702194
          Korea                          92-702394
          Korea                          92-702095
          Korea                          92-702096
          Korea                          95-700769
          Netherlands                    92 904 177.0
          Singapore
          Spain                          92 204 177.0
          Sweden                         92 904 177.0
          Switzerland                    92 904 177.0
          United Kingdom                 92 904 177.0
          United States of America       07/927,429
          United States of America       08/115,513
          United States of America       08/145,975
          United States of America       08/190,655
          United States of America       08/472,231
          United States of America       08/478,983
          United States of America       08/481,638

                APPENDIX B -  "DOLBY DIGITAL AC-3 AUDIO SYSTEM"


Compliance with the algorithm description and operating parameters as specified in ATSC document A/52, the "Dolby Digital AC-3 Licensee Information Manual", the "Software Interface Protocol" issued by Dolby and any further reasonable specifications and requirements as DOLBY may issue from time to time.

    APPENDIX C - PRELIMINARY SPECIFICATIONS FOR DOLBY DIGITAL AC-3 ENCODERS


Dolby Digital AC-3 audio system encoding equipment shall comply with the following specifications in production (when measured through a standard decoder):

     Audio data rate for two channels:       192 kb/sec

     Frequency Response:                     20 Hz - 20 kHz +/- 0.2 dB

     Dynamic Range:                          Greater than 85 dB

     Distortion:                             Less than 0.1% at 1 kHz
                                             Less than 0.5%, 20 Hz - 20 kHz

     Crosstalk:                              Less than -80 dB

     Level Stability:                        Better than 0.2 dB

                             APPENDIX D - Deleted

                         APPENDIX E - ROYALTY SCHEDULE


     MANUFACTURING PATENT RIGHTS ONLY        $ 5.00 per Licensed Device